UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment Number One)
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 18, 2016
(Earliest Event Date requiring this Report: November 1, 2016)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

Capstone Companies, Inc., a Florida corporation, ("Company") held a webcast and conference on Tuesday, November 15, 2016, at 10:30 a.m., Eastern Standard Time. A copy of the transcript of the November 15, 2016 webcast and conference call is filed as Exhibit 99.2 to this Amendment Number One to this Current Report on Form 8-K/A.

Item 7.01.    Regulation FD Disclosure

As reported above, the Company held a webcast and conference call at 10:30 a.m., Eastern Standard Time, on Tuesday, November 15, 2016, to discuss operating and financial results for the three months ending September 30, 2016.  A transcript of the webcast and conference call is attached as Exhibit 99.2 hereto.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into any Company filings with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER EXHIBIT DESCRIPTION

99.2	Transcript of Webcast and Conference Call held by Capstone Companies, Inc. on November 15, 2016 *

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   November 18, 2016

By: /s/ James McClinton
Chief Financial Officer